Ghana Expected Credit Loss (Tables)	12 Months Ended
Dec. 31, 2021
Disclosure of impairment loss and reversal of impairment loss [abstract]
Summary of expected credit losses

	United States Dollar
Figures in millions unless otherwise stated	2021	2020	2019

Investments	(30.8)	62.3	(9.6)
Equity accounted investees
– Far Southeast Gold Resources Incorporated ("FSE")[1]	(30.8)	62.3	(9.6)
Property, plant and equipment	(11.6)	(11.7)	(0.2)
Impairment of property, plant and equipment - other[2]	(11.6)	(11.7)	(0.2)

Impairment, net of reversal of impairment of investments and assets	(42.4)	50.6	(9.8)
[1]Following the identification of impairment indicators during 2019, FSE was valued at its recoverable amount which resulted in an impairment of US$9.6 million. During 2020, FSE’s recoverable amount was determined to be higher than the carrying value due to an increase in commodity prices that resulted in an increase in Lepanto Consolidated Mining Company’s ("Lepanto") share price and a reversal of US$62.3 million was recorded. The net reversal was limited to previous impairments recognised. During 2021, impairment indicators were identified as a result of the reduction in the share price of Lepanto and FSE was further impaired by US$30.8 million to its recoverable amount. The recoverable amount was based on the fair value less cost of disposal (“FVLCOD”) of the investment (level 2 in the fair value hierarchy). The FVLCOD was indirectly derived from the market value of Lepanto Consolidated Mining Company, being the 60% shareholder of FSE. The (impairment)/reversal of impairment is included in the “Corporate and other” segment.
[2]The US$11.6 million in 2021 comprises $10.0 million (2020: US$nil and 2019: US$nil) impairment of capitalised exploration costs at St Ives based on technical and economic parameters of various studies, US$nil (2020: US$9.8 million and 2019: US$nil) impairment of drilling costs at Damang (based on technical and economic parameters of various studies, all assets related to the Amoanda-Tomento corridor were impaired) and US$1.6 million (2020: US$1.9 million and 2019: US$0.2 million) impairment of redundant assets in Peru.

	United States Dollar
Figures in millions unless otherwise stated	2021	2020	2019

Ghana expected credit loss – loan advanced to contractor[1]	(41.1)	—	—
Tarkwa expected credit loss – receivable[2]	—	(29.0)	—
Total expected credit loss	(41.1)	(29.0)	—
[1]The expected credit loss provision of US$41.1 million in 2021 was raised against a contractor loan at 31 December 2021. The contractor loan (refer note 13.2) related to the financial assistance provided to a contractor at Ghana for the procurement of new fleet. See note 38 for further details.
[2]The expected credit loss provision of US$29.0 million in 2020 was raised against a receivable of US$29.0 million at 31 December 2020. The receivable related to the sale of mining fleet to a contractor at Tarkwa as part of the transition to contractor mining. During 2021, the receivable was fully written off.